UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 2025

Enstar Group Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, Bermuda HM 11
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market LLC

Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share	ESGRP	The NASDAQ Stock Market LLC

Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share	ESGRO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

As previously disclosed, Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (the “Company”), entered into the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 29, 2024, by and among the Company, Deer Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned subsidiary of the Company (“New Company Holdco”), Deer Merger Sub Ltd., an exempted company limited by shares existing under the laws of Bermuda and a direct wholly owned subsidiary of New Company Holdco (“Company Merger Sub”), Elk Bidco Limited, an exempted company limited by shares existing under the laws of Bermuda (“Parent”), and Elk Merger Sub Limited, an exempted company limited by shares existing under the laws of Bermuda and a direct wholly-owned subsidiary of Parent (“Parent Merger Sub”), providing for a series of mergers (collectively, the “Mergers”), with the Company surviving the Mergers as a wholly owned subsidiary of Parent (the “Third Surviving Company”). On July 2, 2025, the parties completed the Mergers. Parent and Merger Sub are backed by equity commitments from investment vehicles managed or advised by affiliates of Sixth Street Partners, LLC (collectively, “Sixth Street”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

The description of the Merger Agreement and the transactions contemplated by the Merger Agreement (including, without limitation, the Mergers) in this Current Report on Form 8-K (this “Current Report”) does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 29, 2024, and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction is incorporated by reference into this Item 2.01.

Following the Mergers, Company shareholders holding ordinary shares of the Company (each, an “Ordinary Share”) are entitled to receive a total of $338 in cash per Ordinary Share, as provided in more detail below.

Upon the terms and subject to the conditions set forth in the Merger Agreement, the Company merged with and into Company Merger Sub (the “First Merger”), with the Company surviving the merger as a direct wholly-owned subsidiary of New Company Holdco (the “First Surviving Company”). Upon the effective time of the First Merger (the “First Effective Time”), (i) each Ordinary Share that was issued and outstanding as of immediately prior to the First Effective Time (other than (w) Ordinary Shares owned by Parent, Parent Merger Sub, the Company or their respective wholly-owned Subsidiaries, (x) Reinvesting Shares, (y) any Ordinary Shares subject to the Company’s equity awards (other than Company Restricted Shares) and (z) any Ordinary Shares that are Dissenting Shares), were converted into (A) the right to receive an amount in cash equal to (I) $500 million (the “Aggregate First Merger Amount”) divided by (II) the number of Ordinary Shares, on a fully diluted basis minus the number of Reinvesting Shares, without interest and less any amounts required to be deducted or withheld or as may be reduced as required by applicable law or any governmental entity (the “First Merger Cash Consideration”) and (B) the number of ordinary shares, par value $1.00 per share, of New Company Holdco (the “New Ordinary Share”) equal to the quotient (the “First Merger Ratio”) of (x) $338 minus the First Merger Cash Consideration divided by (y) $338 (together with the First Merger Cash Consideration, the “First Merger Consideration”). Upon the First Effective Time, each Reinvesting Share issued and outstanding immediately prior to the First Effective Time was converted into a New Ordinary Share.

Following the First Effective Time, New Company Holdco merged with and into the First Surviving Company (the “Second Merger”), with the First Surviving Company surviving the merger (the “Second Surviving Company”). Upon the effective time of the Second Merger (the “Second Effective Time”), each New Ordinary Share issued and outstanding immediately prior to the Second Effective Time (other than (x) New Ordinary Shares owned by Parent, Parent Merger Sub, the First Surviving Company or their respective wholly-owned Subsidiaries and (y) any New Ordinary Shares subject to the Company’s equity awards), was converted into an ordinary share, par value $1.00 per share, of the Second Surviving Company (a “Second Surviving Company Ordinary Share”). Upon the Second Effective Time, each First Surviving Company Reinvesting Share issued and outstanding immediately prior to the Second Effective Time owned by the Reinvesting Shareholders was converted into a Second Surviving Company Ordinary Share.

Following the Second Effective Time, Parent Merger Sub merged with and into the Second Surviving Company (the “Third Merger”), with the Second Surviving Company surviving as the Third Surviving Company. Upon the effective time of the Third Merger (the “Third Effective Time”), each Second Surviving Company Ordinary Share issued and outstanding immediately prior to the Third Effective Time (other than (v) the Second Surviving Company Ordinary Shares owned by Parent, Parent Merger Sub or the Second Surviving Company or their respective wholly-owned Subsidiaries, (x) any Second Surviving Company Ordinary Shares subject to the Company’s equity awards and (y) any Second Surviving Company Ordinary Shares that are Dissenting Shares) was converted into the right to receive an amount in cash equal to (A)(I)(i) $338 multiplied by the aggregate number of Second Surviving Company Ordinary Shares that were not the Second Surviving Company Ordinary Shares held by holders of the Reinvesting Shares, on a fully diluted basis, as of immediately prior to the Third Effective Time, minus (ii) Aggregate First Merger Amount divided by (II) the aggregate number of Second Surviving Company Ordinary Shares that were not the Second Surviving Company Ordinary Shares held by holders of Reinvesting Shares, on a fully diluted basis, plus (B)(I) the aggregate cash consideration actually paid in respect of the First Merger, divided by (II) the aggregate number of Second Surviving Company Ordinary Shares that were not the Second Surviving Company Reinvesting Shares, on a fully diluted basis plus (C) if applicable, any amount set forth in the True-Up Notice (on a per share basis based on the amount of Second Surviving Company Ordinary Shares entitled thereto), in each case, without interest and less any amounts required to be deducted or withheld (the “Third Merger Cash Consideration” and together with the First Merger Cash Consideration, the “Total Cash Consideration”).

Upon the First Effective Time, each Series C Preferred Share, Series D Preferred Share and Series E Preferred Share issued and outstanding immediately prior to the First Effective Time was automatically converted into a preferred share of New Company Holdco and became entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable. Upon the Second Effective Time, each such preferred share of New Company Holdco issued and outstanding immediately prior to the Second Effective Time was automatically converted into a preferred share of the Second Surviving Company and became entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable. Upon the Third Effective Time, each such preferred share issued and outstanding immediately prior to the Third Effective Time was automatically converted into a preferred share of the Third Surviving Company and became entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable.

As contemplated in the Merger Agreement, the Mergers resulted in the following treatment of the Company’s equity awards:

•	Company Restricted Shares: At the First Effective Time, each awarded Ordinary Share subject solely to service-based vesting requirements (each, a “Company Restricted Share”), whether vested or unvested, was deemed to be fully vested and non-forfeitable and was converted into the right to receive the First Merger Consideration.

•	Company RSUs: At the First Effective Time, each restricted share unit award in respect of Ordinary Shares subject solely to service-based vesting requirements (each, a “Company RSU Award”), was deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company RSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions. At the Second Effective Time, each such Company RSU Award was deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions. At the Third Effective Time, each such Company RSU Award whether vested or unvested, was deemed to be fully vested and non-forfeitable and was canceled and converted into the right to receive a cash payment equal to (A) the Third Merger Cash Consideration, multiplied by (B) the total number of Second Surviving Company Ordinary Shares subject to such Company RSU Award immediately prior to the Third Effective Time, plus (C) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to such Company RSU Award as of immediately prior to the First Effective Time.

•	Company PSUs: At the First Effective Time, each restricted share unit award in respect of Ordinary Shares subject to performance-based vesting requirements (each, a “Company PSU Award”) was deemed to pertain to a restricted share unit award in respect of a number of New Ordinary Shares equal to (1) the number of Ordinary Shares subject to such Company PSU Award multiplied by (2) the First Merger Ratio and otherwise subject to the same terms and conditions. At the Second Effective Time, each such Company PSU Award was deemed to pertain to a restricted share unit award in respect of Second Surviving Company Ordinary Shares subject to the same terms and conditions. At the Third Effective Time, a portion of each such Company PSU Award vested at actual performance on a prorated basis, based on the portion of the performance period lapsed through the Third Effective Time, and was canceled and converted into the right to receive a cash payment equal to (A) the Third Merger Cash Consideration, multiplied by (B) the vested portion of such Company PSU Award, plus (C) an amount equal to the First Merger Cash Consideration multiplied by the total number of Ordinary Shares subject to the vested portion of such Company PSU Award immediately prior to the First Effective Time, and the remaining unvested portion of such Company PSU Award was canceled and forfeited.

The foregoing description does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2024, and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction and under Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

In connection with the Closing, the Company notified representatives of the NASDAQ Stock Market LLC (“Nasdaq”) that the Mergers had been completed and requested that Nasdaq suspend trading of the Ordinary Shares. In addition, the Company requested that Nasdaq file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 (the “Ordinary Shares Form 25”) to effect the delisting of the Ordinary Shares and the deregistration of such shares under Section 12(b) of the Exchange Act. On July 2, 2025, the Company also notified representatives of Nasdaq of its determination to voluntarily withdraw its depositary shares, each representing a 1/1,000th interest in a 7.00% Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Share, Series D, par value $1.00 per share, and its depositary shares, each representing a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, par value $1.00 per share (collectively, the “Depositary Shares”) from listing on Nasdaq and registration pursuant to Section 12(b) of the Exchange Act, and its intention to file a Form 25 Notification of Delisting with the SEC (the “Depositary Shares Form 25” and together with the Ordinary Shares Form 25, the “Form 25s”) on or about July 14, 2025 relating to delisting and deregistering of the Depositary Shares.

Following the effectiveness of the Form 25s, the Company intends to file with the SEC a certification on Form 15 requesting the termination of registration of Enstar Ordinary Shares and the Depositary Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act. Such deregistration of the Enstar Ordinary Shares and the Depositary Shares will become effective 90 days after the filing of the applicable Form 25 or such shorter period as may be determined by the SEC. The Company’s reporting obligations under the Exchange Act will be suspended immediately upon the filing of Form 15.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in the Introduction and under Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introduction and under Item 2.01, Item 3.03 and Item 5.03 of this Current Report is incorporated by reference into this Item 5.01.

At the Third Effective Time, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

The aggregate consideration for the Mergers was approximately $5.1 billion. The funds used to complete the Mergers and the related transactions were provided by the Company, equity contributions from certain investment vehicles managed or advised by Sixth Street, as well as third-party equity and debt financing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introduction and under Item 2.01 of this Current Report is incorporated by reference into this Item 5.02.

As a result of the Mergers, at the Third Effective Time, each of Robert Campbell, Dominic Silvester, Rick Becker, Sharon Beesley, James Carey, Susan Cross, Hans-Peter Gerhardt, Myron Hendry, Paul J. O’Shea, Hitesh Patel and Poul Winslow resigned from the board of directors of the Company (the “Board”) and any committees of the Board on which they served and ceased to be directors of the Company, and each of Joshua Easterly, A. Michael Muscolino, Jennifer Gordon, Rohan Singhal, Brian Rosenblum, Jason Kary, Adrian Thornycroft, Andrew Birrell, Steve Valentino, Elizabeth Ward, Robert Campbell, Andrew Brooks and David Foley have been appointed as the directors of the Third Surviving Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introduction and under Item 2.01 of this Current Report is incorporated by reference into this Item 5.03.

Pursuant to the terms of the Merger Agreement, at the Third Effective Time, the bye-laws of Parent Merger Sub became the bye-laws of the Company, except that references to the name “Elk Merger Sub Limited” were replaced with references to the name of the Company (such bye-laws, the “Bye-Laws”).

A copy of the Bye-Laws is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 8.01. Other Events.

On July 2, 2025, the Company issued a press release announcing the Closing. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of July 29, 2024, by and among Enstar Group Limited, Deer Ltd., Deer Merger Sub Ltd., Elk Bidco Limited and Elk Merger Sub Limited (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2024).
3.1	Bye-Laws of Enstar Group Limited, dated as of July 2, 2025.
99.1	Press Release of the Company, dated July 2, 2025.
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

*	Certain exhibits and schedules to the Merger Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

July 2, 2025	By:	/s/ Audrey B. Taranto
Audrey B. Taranto
General Counsel